Exhibit 32.1

CERTIFICATION REQUIRED BY EXCHANGE ACT RULES 13a-14(b) and 15d-14(b),
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

We, John N. Hatsopoulos, Chief Executive Officer, and Anthony S. Loumidis, Chief Financial Officer, of American DG Energy Inc. (the “Company”), certify, pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78 m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2007

/s/ John N. Hatsopoulos
Chief Executive Officer

/s/ Anthony S. Loumidis
Chief Financial Officer